GOLDMAN SACHS

VARIABLE INSURANCE TRUST

Institutional Shares and Service Shares of

Goldman Sachs Strategic International Equity Fund

Supplement dated August 28, 2007 to the

Prospectuses dated April 30, 2007

Effective August 7, 2007, the following replaces the “Service Providers — Fund Managers — Global Equity Portfolio Management Team” section of the Prospectuses in its entirety:

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FUND MANAGERS

Global Equity Portfolio Management Team

■	Investment research based in United Kingdom, Hong Kong, United States, India, China, Korea, Japan and Singapore. Local presence is a key to the Investment Adviser’s fundamental research capabilities
■	Team manages over $21 billion in international equities for retail, institutional and high net worth clients
■	Focus on bottom-up stock selection as main driver of returns, though the team leverages the currency and risk management capabilities of GSAMI

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Mark Beveridge, CFA Managing Director, Chief Investment Officer, Global Equity	Portfolio Manager— Strategic International Equity	Since 2004	Mr. Beveridge joined the Investment Adviser in December 2004 as Chief Investment Officer of the Global Active Equity business which encompasses the Global/International, UK/European, Asia ex Japan and Japan strategies. Prior to joining the Investment Adviser, he spent 19 years at Franklin Templeton, where he was Executive Vice President and Senior Portfolio Manager responsible for ex-US portfolios.

William Howard, CFA Managing Director	Portfolio Manager— Strategic International Equity	Since 2005	Mr. Howard joined the Investment Adviser in January 2005 as a portfolio manager. He is also Director of Research for Global Active Equity. From 1993 to 2004 he was a Portfolio Manager at Franklin Templeton responsible for ex-US portfolios.

Maria Gordon, CFA Managing Director, Head of Global Emerging Markets	Portfolio Manager— Strategic International Equity	Since 2007	Ms. Gordon joined the Investment Adviser as a research analyst for the emerging markets equities team in September 1998. She was named a portfolio manager in November 2001 and became the Co-Head of Global Emerging Markets Equities Strategy in March 2003.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Heather Arnold, CFA Managing Director	Portfolio Manager— Strategic International Equity	Since 2007	Ms. Arnold joined the Investment Adviser in May 2006 as Head of the Investment Adviser’s European Equity team. Prior to joining the Investment Adviser, Ms. Arnold had been at Putnam Investments since October 2003 where she was a Senior Vice President and Director of European Equities. From 2001 to 2003, she was a Founding Partner and Portfolio Manager at Alternum Capital of Toronto. Ms. Arnold has 23 years investment experience.

Mark Beveridge serves as Chief Investment Officer (“CIO”) of GSAM’s Global Equity team and CIO of GSAMI’s Global/ EAFE strategies. As CIO, Mr. Beveridge is ultimately responsible for the composition of a Fund’s structure at both the stock and industry level. Along with the other portfolio managers on the team, Mr. Beveridge has specific industry research responsibilities. Each portfolio manager is responsible for liaising with research analysts around the world, promoting his or her stock selection ideas to the other members of the team and debating their inclusion in the portfolio.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the Additional Statement.

VITINTLSTK 8-07